Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Revenue
Revenue	$ 75,404	$ 60,444
Cost of revenue	75,728	65,298
Gross profit (loss)	(324)	(4,854)
Operating expenses:
Sales and marketing	757,004	498,003
Research and development	873,336	1,067,992
General and administrative	3,245,317	3,990,719
Total operating expenses	4,875,657	5,556,714
Income (loss) from operations	(4,875,981)	(5,561,568)
Other income (expense):
Interest expense	(608,288)	(1,507,546)
Changes in fair value of warrant and derivative liabilities	646,319	0
Loss on issuance of warrants	(72,862)	0
Other, net	(562)	521
Total other income (expense)	(35,393)	(1,507,025)
Income (loss) before income taxes	(4,911,374)	(7,068,593)
Income tax provision	0	0
Net income (loss)	(4,911,374)	(7,068,593)
Dividends accrued for preferred stockholders	0	(415,523)
Net income (loss) allocable to common stockholders	$ (4,911,374)	$ (7,484,116)